UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2008

CATALENT PHARMA SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-147871	13-3523163
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road Somerset, New Jersey	08873
(Address of registrant’s principal executive office)	(Zip code)

(732) 537-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Departure of President, Chief Executive Officer and Director

(b) Effective July 30, 2008, John W. Lowry ceased serving as President, Chief Executive Officer and a director of both Catalent Pharma Solutions, Inc. (the “Company”) and PTS Holdings Corp., the Company’s indirect parent corporation (“PTS Holdings”).

Appointment of Interim President and Chief Executive Officer

(c) On August 1, 2008, the Company announced that George L. Fotiades, age 54, has been appointed as interim President and Chief Executive Officer of the Company, effective July 30, 2008. Mr. Fotiades has served as Chairman of the board of directors of both the Company and PTS Holdings since May 2007. Previously, Mr. Fotiades was President and Chief Operating Officer of Cardinal Health, Inc. (“Cardinal”); President and Chief Executive Officer of the Company’s predecessor, Cardinal’s Pharmaceutical Technologies and Services segment; and President and Chief Operating Officer of RP Scherer Corporation. Mr. Fotiades has also served in a variety of executive roles at Warner-Lambert, Bristol-Myers Squibb, Wyeth and Procter & Gamble. Mr. Fotiades is Chairman of the healthcare investment practice at Diamond Castle Holdings, as well as a director of Prologis, Cantel Medical Corp. and The Alberto-Culver Company.

In connection with his appointment as interim President and Chief Executive Officer of the Company and pursuant to the terms of his current employment agreement with PTS Holdings, Mr. Fotiades’s annual base salary will be increased from $200,000 to $600,000 during the period he serves as interim President and Chief Executive Officer of the Company. The $400,000 difference in annual base salary will be pro-rated for the period of time that Mr. Fotiades serves as the Company’s interim President and Chief Executive Officer. Mr. Fotiades’s employment agreement with PTS Holdings has been previously filed by the Company with the SEC as Exhibit 10.2 to the Company’s Amendment No. 1 to the Registration Statement on Form S-4 filed on March 3, 2008 (File No. 333-147871).

A copy of the press release announcing these events has been filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits. The following Exhibit is included as part of this Current Report on Form 8-K.

99.1	Press Release, dated August 1, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent Pharma Solutions, Inc. (Registrant)

By:	/s/ Gloria Barr
Name:	Gloria Barr
Title:	Vice President, Deputy General Counsel and Assistant Secretary

Dated: August 4, 2008

EXHIBIT LIST

Exhibit No.	Description

99.1	Press Release, dated August 1, 2008

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